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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-0XLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of MRO Software, Inc., (the "Company") for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned President & Chief Executive Officer, and Executive Vice President of Finance & Administration, CFO & Treasurer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Norman E. Drapeau, Jr.                 /s/ Peter J. Rice
-----------------------------------         ----------------------------------
Norman E. Drapeau, Jr.                      Peter J. Rice
President & Chief Executive Officer         Executive Vice President, Finance &
                                            Administration, CFO & Treasurer

Date:  August 14, 2003                      Date: August 14, 2003